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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 23, 2002
                (Date of Earliest Event Reported: April 8, 2002)

                          Commission File Number 1-4874


                         COLORADO INTERSTATE GAS COMPANY
             (Exact name of Registrant as specified in its charter)



           Delaware                      1-4874                  84-0173305
(State or other jurisdiction of   (Commission File Number)   ( I.R.S. Employer
incorporation or organization)                               Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


                                 (713) 420-2600
              (Registrant's telephone number, including area code)

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Item 2.  ACQUISTION OR DISPOSITION OF ASSETS

         On April 8, 2002, we executed an agreement to sell all of our interests in natural gas and oil production properties and related contracts located in the Panhandle Field of Texas, southwest Kansas and the Oklahoma Panhandle for approximately $113 million to Pioneer Natural Resources USA, Inc. The assets sold included approximately 259,000 net acres with natural gas net reserves totaling approximately 183 billion cubic feet as of December 31, 2001. We expect to close the transaction early in the third quarter of 2002.

         On April 13, 2002, we executed an agreement to sell to Pioneer a natural gas gathering system located in the Panhandle Field of Texas for approximately $20 million. The closing of this transaction is subject to the receipt of a certificate to abandon the facilities from the Federal Energy Regulatory Commission, which is expected to occur either late in 2002 or early 2003.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

b. Unaudited Pro Forma Financial Information

         The accompanying unaudited pro forma financial information is based on our historical financial statements as of December 31, 2001, adjusted to give effect to the sales of the natural gas and oil production properties and the related natural gas gathering system. The unaudited pro forma balance sheet as of December 31, 2001, assumes the disposition occurred on the balance sheet date. The unaudited pro forma statement of income for the year ended December 31, 2001, assumes the disposition occurred on January 1, 2001. The unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the date presented.

         The unaudited pro forma financial statements should be read in conjunction with the historical financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2001. The pro forma adjustments use estimates and assumptions based on currently available information. We believe that these estimates and assumptions are reasonable, and that the significant effects of the transactions are properly reflected. However, actual results may differ from the estimates and assumptions used.

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                         COLORADO INTERSTATE GAS COMPANY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                                  (In millions)


                                                                       Pro Forma
                                                      Historical      Adjustments           Pro Forma
                                                      ----------      -----------           ---------

                             ASSETS
Current assets
   Cash and cash equivalents                            $    1         $  133 (a)             $  134
   Accounts and notes receivable, net
      Customer                                              50             --                     50
      Affiliates                                           280             --                    280
      Other                                                 10             --                     10
   Materials and supplies                                    5             --                      5
   Deferred income taxes                                    11             --                     11
   Other                                                     9             --                      9
                                                        ------         ------                 ------

           Total current assets                            366            133                    499
                                                        ------         ------                 ------
Property, plant and equipment, net                         818            (91)(b)                727
                                                        ------         ------                 ------
Investments in unconsolidated affiliates                    29             --                     29
                                                        ------         ------                 ------
Other                                                        6             --                      6
                                                        ------         ------                 ------
            Total assets                                $1,219         $   42                 $1,261
                                                        ======         ======                 ======

              LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
   Accounts and notes payable
      Trade                                             $   32         $   --                 $   32
      Affiliates                                            10             --                     10
      Other                                                 28             --                     28
   Taxes payable                                            41             32 (c)                 73
   Other                                                    42             --                     42
                                                        ------         ------                 ------
           Total current liabilities                       153             32                    185
                                                        ------         ------                 ------
Long-term debt                                             280             --                    280
                                                        ------         ------                 ------
Deferred income taxes                                      121            (17)(c)                104
                                                        ------         ------                 ------
Other                                                       26             --                     26
                                                        ------         ------                 ------

Commitments and contingencies

Minority interest                                            3             --                      3
                                                        ------         ------                 ------
Stockholder's equity
   Common stock                                             28             --                     28
   Additional paid-in capital                               20             --                     20
   Retained earnings                                       585             27 (d)                612
   Accumulated other comprehensive income                    3             --                      3
                                                        ------         ------                 ------
           Total stockholder's equity                      636             27                    663
                                                        ------         ------                 ------
           Total liabilities and stockholder's equity   $1,219         $   42                 $1,261
                                                        ======         ======                 ======

                             See accompanying notes.

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                         COLORADO INTERSTATE GAS COMPANY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                  (In millions)


                                                                       Pro Forma
                                                      Historical      Adjustments           Pro Forma
                                                      ----------      -----------           ---------
Operating revenues                                        $497          $(117)(e)               $380
                                                        ------         ------                 ------
Operating expenses
   Operation and maintenance                               262            (30)(e)                232
   Merger-related costs                                     31             --                     31
   Depreciation, depletion and amortization                 37            (18)(e)                 19
   Taxes, other than income taxes                           17             (8)(e)                  9
                                                        ------         ------                 ------
                                                           347            (56)                   291
                                                        ------         ------                 ------
Operating income                                           150            (61)                    89
                                                        ------         ------                 ------
Other income                                                 3             --                      3
                                                        ------         ------                 ------
Income before interest, income taxes and
  other charges                                            153            (61)                    92
                                                        ------         ------                 ------
Non-affiliated interest and debt expense                    23             --                     23
Affiliated interest income, net                            (11)            --                    (11)
Income taxes                                                48            (22)(f)                 26
                                                        ------         ------                 ------
                                                            60            (22)                    38
                                                        ------         ------                 ------
Net income                                                 $93         $  (39)                $   54
                                                        ======         ======                 ======


                             See accompanying notes.

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                         COLORADO INTERSTATE GAS COMPANY
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS


(a)      To record the receipt of cash proceeds from the sale of assets.

(b) To record the net book value of the assets sold as of December 31, 2001.

(c) To record the income tax effect of the sale of assets based on a tax rate of approximately 36 percent.

(d) To record the impact of the gain, net of income taxes, of the sale on retained earnings.

(e) To exclude the historical operating revenues and operating expenses related to the assets sold for the year ended December 31, 2001. These pro forma adjustments do not reflect the impact of the gain, net of income taxes, of the sale.

(f) To exclude income taxes related to the historical operating results on assets sold based on an income tax rate of approximately 36 percent.


(c) Exhibits

Exhibit Number              Description
--------------              -----------

10.A                        - Purchase and Sale Agreement By and Between
                              Colorado Interstate Gas Company, El Paso
                              Production GOM Inc. and CIG Production Company, L.P., and Pioneer Natural Resources USA, Inc. dated as of April 8, 2002.

10.B                        - Purchase and Sale Agreement By and Between
                              Colorado Interstate Gas Company, and Pioneer
                              Natural Resources USA, Inc. dated as of April 13, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COLORADO INTERSTATE GAS COMPANY



                                      By:  /s/ PATRICIA A. SHELTON
                                           ---------------------------------
                                              Patricia A. Shelton
                                             President and Director


Date:  April 23, 2002

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                                 EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

10.A                        - Purchase and Sale Agreement By and Between
                              Colorado Interstate Gas Company, El Paso
                              Production GOM Inc. and CIG Production Company, L.P., and Pioneer Natural Resources USA, Inc. dated as of April 8, 2002.

10.B                        - Purchase and Sale Agreement By and Between
                              Colorado Interstate Gas Company, and Pioneer
                              Natural Resources USA, Inc. dated as of April 13, 2002.